UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2023

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
As previously reported, Sangamo Therapeutics, Inc. (the “Company”) is a party to the Open Market Sale Agreement℠, dated August 5, 2020 (the “Original Sales Agreement”), between the Company and Jefferies LLC (“Jefferies”), as amended by Amendment No. 1, dated May 5, 2021 (“Amendment No. 1”), and by Amendment No. 2, dated December 23, 2022 (together with the Original Sales Agreement and Amendment No. 1, the “Sales Agreement”). Under the Sales Agreement, the Company may offer and sell, from time to time, through Jefferies as its sales agent or principal, shares of its common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $325 million. As of the date hereof, shares of Common Stock having an aggregate offering price of up to $204,119,827.69 remained available to be sold from time to time pursuant to the Sales Agreement (the “Remaining Shares”).
The issuance and sale of the Remaining Shares will be made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-255792) and a prospectus supplement to the prospectus included therein to be filed with the Securities and Exchange Commission on March 7, 2023 (the “Prospectus Supplement”). On March 7, 2023, the Company and Jefferies entered into Amendment No. 3 to the Sales Agreement to reflect the sale of the Remaining Shares pursuant to the Prospectus Supplement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K. Cooley LLP, counsel to the Company, has issued a legal opinion relating to the validity of the Remaining Shares, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Remaining Shares nor shall there be any offer, solicitation or sale of such Remaining Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 3 to Open Market Sale Agreement, dated March 7, 2023, between Sangamo Therapeutics, Inc. and Jefferies LLC.
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: March 7, 2023	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary